UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: March 11, 2011 (Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Oragenics, Inc. (the “Company”) previously announced that it had entered into an unsecured revolving credit agreement (the “Credit Facility”) with the Koski Family Limited Partnership (“KFLP”) on July 30, 2010. Pursuant to the Credit Facility the Company was able to borrow up to $2.0 million from the KFLP at LIBOR plus 6.0%, subject to certain conditions precedent, including compliance with the Credit Facility. On January 24, 2011 the Company entered into a First Amendment to the Credit Facility (the “First Amendment”) to increase the available borrowing from $2,000,000 to $2,500,000 and simultaneously therewith the Company drew on the Credit Facility as amended by the First Amendment to borrow the additional $500,000 in available funds. On February 4, 2011, the Company entered into a Second Amendment (the “Second Amendment”) to the Credit Facility (together the “Credit Facility, as amended”). Under the Second Amendment, the due date of the amounts outstanding under the Credit Facility, as amended has been extended by one year from July 30, 2011 to July 30, 2012. The interest rate remained at LIBOR plus 6.0%. As a result of the Second Amendment, the Company was able to borrow up to an additional $2,500,000 from the KFLP. Future draws under the Credit Facility, as amended, are limited to $500,000 per month commencing no earlier than March 2011.

On March 15, 2011, the Company drew down on the Credit Facility, as amended in the amount of five hundred thousand dollars ($500,000) and executed a Revolving Unsecured Promissory Note (the “March 2011, Promissory Note”) for such amount in favor of the KFLP. The Promissory Note matures on July 30, 2012.

A copy of the Promissory Note is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Oragenics (“the Company”) appointed Mayer Hoffman McCann P.C. as the Company’s new auditor as approved by the Audit Committee of the Board of Directors on March 11, 2011. The Company was notified that the shareholders of Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”), the independent registered public accounting firm engaged by the Company on November 2, 2009 became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective November 1, 2010. KRMT now operates under the name Mayer Hoffman McCann P.C.

During the Company’s two most recent fiscal years ended December 31,2009 and through the date of this Current Report on Form 8-K, the Company did not consult with Mayer Hoffman McCann P.C. regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended December 31, 2009 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, or for any reporting period, since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KRMT a copy of the disclosures in the Form 8-K and has requested that KRMT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KRMT agrees with the Company’s statements in this Item 4.01. A copy of the letter dated March 11, 2011 furnished by KRMT in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 11, 2011 our Board of Directors and Compensation Committee approved an option award of 20,000 shares to Mr. Brian Bohunicky, our Chief Financial Officer under the Company’s Amended and Restated 2002 Stock Option and Incentive Plan, as amended (the “Plan”). These options vest equally over a three (3) year period from the date of grant and are exerciseable at $3.60 per share, the price our stock closed on March 11, 2011, the date of the grant. On that same date Mr. Bohunicky was also granted 10,000 shares of restricted common stock under the Plan half of which vests in six (6) months and the other half on the anniversary of the award. These restricted shares were granted at the price of $3.60, the closing price on March 11, 2011, the date of the award.

The Board also approved the payment of up to $15,000 to Mr. Bohunicky to reimburse him for relocation expenses he may incur in connection with his contemplated relocation to our primary corporate headquarters in Tampa, Florida.

On March 11, 2011 our Board of Directors approved an award of 10,000 shares of restricted common stock under the Plan in connection with, and as recognition of, the time Mr. Koski is spending in his role as liaison between management and the Board during the vacancy in the Company’s position of Chief Executive Officer and President. Half of the shares of restricted common stock vest in six (6) months and the other half on the anniversary of the award. These restricted shares were granted at the price of $3.60, the closing price on March 11, 2011, the date of the award.

The Company’s form of restricted stock award agreement for employees, members of the Board of Directors and consultants (for time vesting awards) is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein. This form of award agreement may be used by the Company from time to time in connection with awards of restricted stock to employees, directors, and consultants including the grants to Mr. Bohunicky and Mr. Koski discussed above.

ITEM 8.01    OTHER EVENTS

While Mr. Bohunicky remains the Company’s principal accounting officer, the Company notes that Mr. John Fieldly was promoted to Controller.

ITEM 9.01    FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits.

Number	Description

10.1	Revolving Unsecured Promissory Note dated March 15, 2011.

10.2	Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated July 30, 2010 and form of Revolving Unsecured Promissory Note*

10.3	First Amendment to the Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated January 24, 2011**.

10.4	Second Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated February 4, 2011***

10.5	Form of Restricted Stock Award Agreement

16.1	Letter from Kirkland, Russ, Murphy & Tapp, P.A. to the U.S. Securities and Exchange Commission, dated as of March 11, 2011, stating its agreement with the statements made in this report.

*	Incorporated by reference to Form 8-K filed on August 2, 2010.
**	Incorporated by reference to Form 8-K filed on January 28, 2011.
***	Incorporated by reference to Form 8-K filed on February 8, 2011.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 15th day of March, 2011.

ORAGENICS, INC. (Registrant)

BY:	/s/ Brian Bohunicky
Brian Bohunicky Chief Financial Officer